                                                                    Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT:

Amcast Industrial Corporation has seventeen wholly- owned subsidiaries, with the exception of Lee Brass Company which is 96% owned by an Amcast wholly owned subsidiary. Information regarding these subsidiaries is set forth below:

AS International, Inc.
Jurisdiction of Incorporation:                       Delaware
Name Under Which Business Is Done:                   AS International, Inc.

ASW International I, B.V.
Jurisdiction of Incorporation:                       Netherlands
Name Under Which Business Is Done:                   ASW International I, B.V.

Amcast Automotive, Inc.
Jurisdiction of Incorporation:                       Michigan
Name Under Which Business Is Done:                   Amcast Automotive, Inc.

Amcast Automotive of Indiana, Inc.
Jurisdiction of Incorporation:                       Indiana
Name Under Which Business Is Done:                   Amcast Automotive Wheel Division

Amcast Aviation Corporation
Jurisdiction of Incorporation:                       Delaware
Name Under Which Business Is Done:                   Amcast Aviation Corporation

Amcast Casting Technologies, Inc.
Jurisdiction of Incorporation:                       Indiana
Name Under Which Business Is Done:                   Amcast Casting Technologies, Inc.

Amcast Industrial Financial Services, Inc.
Jurisdiction of Incorporation:                       Ohio
Name Under Which Business Is Done:                   Amcast Industrial Financial Services, Inc.

Amcast Industrial Foundation
Jurisdiction of Incorporation:                       Ohio
Name Under Which Business Is Done:                   Amcast Industrial Foundation

Amcast Industrial Limited
Jurisdiction of Incorporation:                       Ontario, Canada
Name Under Which Business Is Done:                   Amcast Industrial Limited

Amcast Investment Services Corporation
Jurisdiction of Incorporation:                       Delaware
Name Under Which Business is Done:                   Amcast Investment Services Corporation

Amcast Precision Products, Inc.
Jurisdiction of Incorporation:                       California
Name Under Which Business Is Done:                   Amcast Precision Products, Inc.

Casting Technology Company
Jurisdiction of Incorporation:                       Indiana
Name Under Which Business Is Done:                   Casting Technology Company

Elkhart Products Corporation
Jurisdiction of Incorporation:                       Indiana
Name Under Which Business Is Done:                   Elkhart Products Corporation

Flagg Brass Industrial, L.L.C.
Jurisdiction of Incorporation:                       Ohio
Name Under Which Business Is Done:                   Flagg Brass Industrial, L.L.C.

Izumi, Inc.
Jurisdiction of Incorporation:                       Delaware
Name Under Which Business Is Done:                   Casting Technology Company

LBC Group Corporation
Jurisdiction of Incorporation:                       Delaware
Name Under Which Business Is Done:                   LBC Group Corporation

Lee Brass Company
Jurisdiction of Incorporation:                       Delaware
Name Under Which Business Is Done:                   Lee Brass Company

Speedline North America, Inc.
Jurisdiction of Incorporation:                       Indiana
Name Under Which Business Is Done:                   Speedline North America, Inc.

                                       15